UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 18, 2007

OHIO CASUALTY CORPORATION

(Exact name of registrant as specified in its charter)

OHIO	0-05544	31-0783294
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9450 Seward Road, Fairfield, Ohio	45014
(Address of principal executive offices)	(Zip Code)

(513) 603-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 (e).	Compensatory Arrangement of Certain Officers

On May 16, 2007, the shareholders of Ohio Casualty Corporation (the “Corporation”) approved The Ohio Casualty Insurance Company Annual Incentive Plan for Executive Officers. The Plan is attached hereto as Exhibit 1 and hereby incorporated by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	1	The Ohio Casualty Insurance Company Annual Incentive Plan for Executive Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OHIO CASUALTY CORPORATION
May 18, 2007	(Registrant) /s/ Debra K. Crane
Debra K. Crane, Senior Vice President, General Counsel and Secretary

Exhibit Index

Current Report on Form 8-K

Dated May 18, 2007

Exhibit No.	Description

1	The Ohio Casualty Insurance Company Annual Incentive Plan for Executive Officers.

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